John Hancock Funds II
Supplement dated August 4, 2009
to the current Class 1 and NAV Prospectuses
All Cap Core Fund
Julie Abbett no longer serves as Portfolio Manager to the fund. James B. Francis and Robert Wang will continue to serve as portfolio managers to the fund.

John Hancock Funds II
Supplement dated August 4, 2009
to the current Statement of Additional Information
Those Responsible for Management
The section “Those Responsible for Management — Principal Officers who are not Trustees” is amended to reflect that Hugh McHaffie has replaced Keith Hartstein as President of JHF II and Michael J. Leary has replaced Gordon M. Shone as Treasury of JHF II. Information regarding Mr. McHaffie and Mr. Leary is set forth below.

Name, Year of	Position(s)	Trustee/
Birth, and	Held with	Officer	Principal Occupation(s) and other
Address	Funds	since	Directorships During Past 5 Years
Michael J. Leary (1965)	Treasurer	2009	Vice President, John Hancock Life Insurance Company (U.S.A.) and Assistant Treasurer for John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2007); Vice President and Director of Fund Administration, JP Morgan (2004-2007).

Principal Occupation(s) and
Name (Birth	Position(s) Held		other Directorships During
Year)	with the Trust	Officer since	Past 5 Years
Hugh McHaffie (1959)	President	(since 2009)	Executive Vice President, John Hancock Wealth Management (since 2006, including prior positions); Senior Vice President, Individual Business Product Management, MetLife, Inc. (1999-2006); Vice President, Annuity Product Management, John Hancock Life Insurance Company (1990-1999).